UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Cimarex Energy Co.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENT TO

NOTICE OF THE 2020 ANNUAL MEETING OF SHAREHOLDERS

AND PROXY STATEMENT

DATED MARCH 23, 2020

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 6, 2020

This supplement (the “Supplement”) provides updated information with respect to the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Cimarex Energy Co. (“Cimarex”) to be held on May 6, 2020.

On March 23, 2020, Cimarex commenced distributing to its shareholders a Notice of the 2020 Annual Meeting of Shareholders and Definitive Proxy Statement (the “Notice and Proxy Statement”) for the Annual Meeting. This Supplement, which describes a change in the location of the Annual Meeting from an in-person to a virtual-only meeting, should be read in conjunction with the Notice and Proxy Statement.  This Supplement is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about April 2, 2020.

Change in Annual Meeting Location; Virtual-Only Meeting to be Held

On April 2, 2020, Cimarex issued a press release announcing that, due to the public health impact of the coronavirus pandemic and to prioritize the health and well-being of meeting participants, the Annual Meeting on May 6, 2020 at 9:00 a.m. Central Time, will be held in a virtual format only. Shareholders will not be able to attend the Annual Meeting in person.

As described in the Notice and Proxy Statement, shareholders at the close of business on the record date, March 10, 2020, are entitled to attend in the Annual Meeting. To be admitted to the Annual Meeting at http://www.viewproxy.com/Cimarex/2020/VM, shareholders must enter the  voting control number found on their proxy card, voting instruction form, notice of internet availability of proxy materials, or email previously received. Shareholders may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. Whether or not shareholders plan to participate in the virtual-only Annual Meeting, Cimarex urges shareholders to vote and submit their proxies in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card and voting instruction form included with the Notice and Proxy Statement previously distributed will not be updated to reflect the change to a virtual-only meeting and may continue to be used to vote shares in connection with the Annual Meeting.

Voting Matters

If you have already voted, you do not need to take any action unless you wish to change your vote. Proxy voting forms already returned by shareholders will remain valid and will be voted at the Annual Meeting unless revoked.

None of the agenda items presented in the Notice and Proxy Statement are affected by this Supplement, and shares represented by proxy voting forms returned before the Annual Meeting will be voted with respect to all other matters properly brought before the Annual Meeting as instructed on the form.

Information regarding how to vote your shares, or revoke your proxy or voting instructions, is available beginning on page 83 of the Notice and Proxy Statement.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 6, 2020

Cimarex Energy Co. Announces Format Change for 2020 Annual Meeting of Shareholders

Shifted to Virtual Format Due to COVID-19 Pandemic Related Health Concerns

DENVER, CO - April 2, 2020 — Cimarex Energy Co. (NYSE: XEC) (“Cimarex” or the “Company”) announced today that, due to the current situation regarding the public health impact of the COVID-19 pandemic and limitations within the State of Oklahoma on all non-essential gatherings of individuals, the Company has changed the format of its annual meeting of shareholders from a physical in-person meeting to a virtual webcast, and invites shareholders to participate remotely.  The Company expects future annual meetings to be held in person or potentially as hybrid in-person and virtual meetings.

The special shareholders meeting will be held at 8:00 a.m. Mountain/9:00 a.m. Central time on May 6, 2020 via webcast.

Please see below for full details:

Cimarex Virtual Annual Shareholders Meeting

Date:	May 6, 2020
Time:	8:00 a.m. Mountain/9:00 a.m. Central time
Webcast Link:	www.viewproxy.com/Cimarex/2020SM/vm/

Attending the Virtual Annual Meeting

Both shareholders of record and shareholders who hold their shares in “street name” will need to register to be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting by following the instructions below.

If you are a shareholder of record, you must:

•                  First register at http://www.allianceproxy.com/Cimarex/2020 by 11:59 p.m. (EDT) on May 5, 2020. You will need to enter your name, phone number, control number (included on your proxy card) and email address as part of the registration, following which, you will receive an email confirming your registration, as well as the password to attend the Annual Meeting.

•                  On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation at http://www.viewproxy.com/Cimarex/2020/vm/ (you will need the control number included on your proxy card).

•                  If you wish to vote your shares electronically at the Annual Meeting, you will need to visit http://www.AALvote.com/XEC during the Annual Meeting while the polls are open (you will need the control number included on your proxy card).

If your shares are held in a “street name,” you must:

Obtain a legal proxy from your broker, bank or other nominee.

•                  Register at http://www.allianceproxy.com/Cimarex/2020 by 11:59 p.m. (EDT) on May 5, 2020.

You will need to enter your name, phone number and email address, and provide a copy of the legal proxy (which may be uploaded to the registration website or sent via VirtualMeeting@viewproxy.com as part of the registration, following which, you will receive an email confirming your registration, your virtual control number, as well as the password to attend the Annual Meeting.

Please note, if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting but you will be unable to vote your shares electronically at the Annual Meeting.

•                  On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation at http://www.viewproxy.com/Cimarex/2020/vm/ (you will need the virtual control number assigned to you in your registration confirmation email).

•                  If you wish to vote your shares electronically at the Annual Meeting, you will need to visit http://www.AALvote.com/XEC during the Annual Meeting while the polls are open (you will need the virtual control number assigned to you in your registration confirmation email).

Technical Difficulties

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting live audio webcast. Please be sure to check in by 7:30 a.m. Mountain/8:30 a.m. Central time on May 6, 2020, the day of the Annual Meeting, so we may address any technical difficulties before the Annual Meeting live audio webcast begins. If you encounter any difficulties accessing the Annual Meeting live audio webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

About Cimarex Energy

Denver-based Cimarex Energy Co. is an independent oil and gas exploration and production company with principal operations in the Permian Basin and Mid-Continent areas of the U.S.

Forward-Looking Statements

This press release and the matters discussed in the question and answer period following the virtual Annual Meeting contain forward-looking statements, including statements regarding projected results and future events. These forward-looking statements are based on management’s judgment as of the date of this press release and the virtual annual meeting and include certain risks and uncertainties. Please refer to the company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC, and other filings including our Current Reports on Form 8-K and Quarterly Reports on Form 10-Q, for a description of certain risk factors that may affect these forward-looking statements.

Actual results may differ materially from company projections and other forward-looking statements and can be affected by a variety of factors outside the control of the company including among other things: oil, NGL and natural gas price levels and volatility; impacts of the COVID-19 pandemic on employees, demand for oil and gas, and supply chains; higher than expected costs and expenses, including the availability and cost of services and materials; our ability to successfully integrate the March 2019 acquisition of Resolute Energy Corporation; compliance with environmental and other regulations; costs and availability of third party facilities for gathering, processing, refining and transportation; risks associated with operating in one major geographic area; environmental liabilities; the ability to receive drilling and other permits and rights-of-way in a timely manner; development drilling and testing results; declines in the values of our oil and gas properties resulting in impairments; the potential for production decline rates to be greater than expected; performance of acquired properties and newly drilled wells; regulatory approvals, including regulatory restrictions on federal lands; legislative or regulatory changes, including initiatives related to hydraulic fracturing, emissions and disposal of produced water; unexpected future capital expenditures; economic and competitive conditions; the availability and cost of capital; the ability to obtain industry partners to jointly explore certain prospects, and the willingness and ability of those partners to meet capital obligations when requested; changes in estimates of proved reserves; derivative and hedging activities; the success of the company’s risk management activities; title to properties; litigation; the ability to complete property sales or other transactions; the effectiveness of controls over financial reporting; and other factors discussed in the company’s reports filed with the SEC. Cimarex Energy Co. encourages readers to consider the risks and uncertainties associated with projections and other forward-looking statements. In addition, the company assumes no obligation to publicly revise or update any forward-looking statements based on future events or circumstances.

By Order of the Board of Directors,

/s/ Francis B. Barron
Francis B. Barron
Senior Vice President—General Counsel and Secretary

April 2, 2020

The proxy statement is available on our Investor Relations website at https://www.cimarex.com/investor-relations/financial-information/sec-filings/default.aspx. Additionally, you may access our proxy materials at http://www.allianceproxy.com/cimarex/2020.